SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K
                                 CURRENT REPORT
                                   Pursuant to
                              SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                             -----------------------

       Date of Report (Date of earliest event reported): January 13, 2004

                          PACIFIC FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

          Washington                   000-29829                   91-181500
 (State or other jurisdiction       (SEC File Number)           (IRS Employer
of incorporation or organization)                            Identification No.)



                             300 East Market Street
                         Aberdeen, Washington 98520-5244
                                (360) 533-8870
               (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)



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Item 5.  Other Events

            Pacific Financial Corporation's definitive form of proxy card for its special meeting of shareholders to be held February 24, 2004, is attached as an exhibit to this report.


Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits.

            (c) The following exhibit is filed with this report:

                       99.1 Definitive Form of Proxy Card.



                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          PACIFIC FINANCIAL CORPORATION


DATED:  January 14, 2004                  By:  /s/ Denise Portmann
                                               -------------------------------
                                               Denise Portmann
                                               Assistant Secretary